Exhibit 10.1.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), with an effective date as of March 25, 2011, is entered into by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), MAXXCOM INC., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Credit Agreement dated as of October 23, 2009 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.           Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.           Amendment to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, Subsection (a) of Section 7 the Credit Agreement is hereby amended and restated in its entirety, as follows:

(a)          Minimum EBITDA.  Achieve EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$85,000,000	For the 12 month period ending March 31, 2011 and for the 12 month period ending on the last day of each calendar quarter thereafter

; provided, that, concurrently with the closing of each Permitted Acquisition consummated after March 31, 2011, the EBITDA level set forth above shall be increased by an amount equal to 100% of Pro Forma EBITDA attributable to any Loan Party or any Subsidiary of Parent acquired in such Permitted Acquisition for the 12 months preceding the date of consummation of such Permitted Acquisition; provided further, that, in no event shall the EBITDA level for the purposes set forth in this subsection be increased to an amount in excess of $115,000,000.

3.           Ratification; Other Acknowledgments.  This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the Loan Documents as appropriate to express the agreements contained herein.  The Credit Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4.           Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)          Agent shall have received a fully executed copy of this Amendment; and

(b)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

5.           Representations and Warranties.  In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)          All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)          No Default or Event of Default has occurred and is continuing; and

(c)          the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

6.           Miscellaneous.

(a)          Expenses.  Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)         Governing Law.  This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)          Counterparts.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7.           Release.

(a)          In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

72ANDSUNNY PARTNERS, LLC,
a Delaware limited liability company

ACCENT MARKETING SERVICES, L.L.C.,
a Delaware limited liability company

ADRENALINA LLC,
a Delaware limited liability company

ALLISON & PARTNERS LLC,
a Delaware limited liability company

ATTENTION PARTNERS LLC,
a Delaware limited liability company

ANOMALY PARTNERS LLC,
a Delaware limited liability company

BRUCE MAU DESIGN (USA) LLC,
a Delaware limited liability company

COLLE & MCVOY LLC,
a Delaware limited liability company

COLLE & MCVOY, INC.,
a Minnesota corporation

COMMUNIFX PARTNERS LLC,
a Delaware limited liability company

COMPANY C COMMUNICATIONS, INC.,
a Delaware corporation

COMPANY C COMMUNICATIONS LLC,
a Delaware limited liability company

CRISPIN PORTER & BOGUSKY LLC,
a Delaware limited liability company

DOTGLU LLC,
a Delaware limited liability company

EXPECTING PRODUCTIONS, LLC,
a California limited liability company
By: Hudson and Sunset Media, LLC, its sole member

GUARDIANT WARRANTY, LLC,
a Delaware limited liability company

Signature Page to Fifth Amendment to Credit Agreement

HELLO ACQUISITION INC.,
a Delaware corporation

HELLO DESIGN, LLC,
a California limited liability company

HL GROUP PARTNERS LLC,
a Delaware limited liability company

HUDSON AND SUNSET MEDIA, LLC (formerly known as Shout Media LLC), a California limited liability company

HW ACQUISITION LLC,
a Delaware limited liability company

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC, a Delaware limited liability company

KBP HOLDINGS LLC,
a Delaware limited liability company

KBS+P ATLANTA LLC (formerly known as FLETCHER MARTIN LLC),
a Delaware limited liability company

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC), a Delaware limited liability company

KIRSHENBAUM BOND & PARTNERS WEST LLC, a Delaware limited liability company

KWITTKEN PR LLC,
a Delaware limited liability company

MARGEOTES FERTITTA POWELL LLC,
a Delaware limited liability company

MAXXCOM (USA) FINANCE COMPANY,
a Delaware corporation

MAXXCOM (USA) HOLDINGS INC.,
a Delaware corporation

MDC ACQUISITION INC.,
a Delaware Corporation

Signature Page to Fifth Amendment to Credit Agreement

MDC CORPORATE (US) INC.,
a Delaware corporation

MDC INNOVATION PARTNERS LLC
(d/b/a Spies & Assassins),
a Delaware limited liability company

MDC TRAVEL, INC.,
a Delaware corporation

MDC/CPB HOLDINGS INC.
(formerly known as CPB Acquisition Inc.),
a Delaware corporation

MDC/KBP ACQUISITION INC.,
a Delaware corporation

MF+P ACQUISITION CO.,
a Delaware corporation

MONO ADVERTISING, LLC,
a Delaware limited liability company

NEW TEAM LLC,
a Delaware limited liability company

NORTHSTAR RESEARCH GP LLC,
a Delaware limited liability company

NORTHSTAR RESEARCH HOLDINGS USA LP,
a Delaware limited partnership

NORTHSTAR RESEARCH PARTNERS (USA) LLC, a Delaware limited liability company

OUTERACTIVE, LLC,
a Delaware limited liability company

PULSE MARKETING, LLC,
a Delaware limited liability company

REDSCOUT LLC,
a Delaware limited liability company

RELEVENT PARTNERS LLC,
a Delaware limited liability company

SKINNY NYC LLC,
a Delaware limited liability company

Signature Page to Fifth Amendment to Credit Agreement

SLOANE & COMPANY LLC,
a Delaware limited liability company

SOURCE MARKETING LLC,
a New York limited liability company

TARGETCOM LLC,
a Delaware limited liability company

TC ACQUISITION INC.,
a Delaware corporation

THE ARSENAL LLC
(formerly known as Team Holdings LLC),
a Delaware limited liability company

TRACK 21 LLC,
a Delaware limited liability company

TRAFFIC GENERATORS, LLC,
a Georgia limited liability company

VARICK MEDIA MANAGEMENT LLC,
a Delaware limited liability company

VITROROBERTSON LLC,
a Delaware limited liability company

YAMAMOTO MOSS MACKENZIE, INC.,
a Delaware corporation

ZG ACQUISITION INC.,
a Delaware corporation

ZIG (USA) LLC,
a Delaware limited liability company

ZYMAN GROUP, LLC,
a Delaware limited liability company

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory
Signature Page to Fifth Amendment to Credit Agreement

ASHTON POTTER CANADA INC.,
an Ontario corporation

HENDERSON BAS, an Ontario general partnership, by the members of its management committee

COMPUTER COMPOSITION OF CANADA INC.,
an Ontario corporation

BRUCE MAU DESIGN INC.,
an Ontario corporation

BRUCE MAU HOLDINGS LTD.,
an Ontario corporation

KBS+P CANADA INC. (formerly known as Allard Johnson Communications Inc.), an Ontario corporation

TREE CITY INC.,
an Ontario corporation

VERITAS COMMUNICATIONS INC.,
an Ontario corporation

656712 ONTARIO LIMITED,
an Ontario corporation

NORTHSTAR RESEARCH HOLDINGS CANADA INC., an Ontario corporation

NORTHSTAR RESEARCH PARTNERS INC.,
an Ontario corporation

X CONNECTIONS INC., an Ontario corporation

STUDIO PICA INC., a federal company organized under the laws of Canada

CRISPIN PORTER + BOGUSKY CANADA INC. (formerly known as Zig Inc.), an Ontario corporation

6 DEGREES INTEGRATED COMMUNICATIONS INC. (formerly known as Accumark Communications Inc.), an Ontario corporation

Signature Page to Fifth Amendment to Credit Agreement

MAXXCOM (NOVA SCOTIA) CORP.,
a Nova Scotia corporation

BRYAN MILLS IRADESSO CORP.,
an Ontario corporation

KENNA COMMUNICATIONS LP,
an Ontario limited partnership
By: Kenna Communications GP Inc.
Its general partner

CAPITAL C PARTNERS LP,
an Ontario limited partnership
By: Capital C Partners GP Inc.
Its general partner

KENNA COMMUNICATIONS GP INC.,
an Ontario corporation

CAPITAL C PARTNERS GP INC.,
an Ontario corporation

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

CRISPIN PORTER & BOGUSKY EUROPE AB

By:	/s/ Mitchell Gendel
Name:	Mitchell Gendel
Title:	Authorized Signatory

By:	/s/ Michael Sabatino
Name:	Michael Sabatino
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:	/s/ Paul G. Chao
Name:	Paul G. Chao
Title:	SVP

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Michelle Cipriani
Name:	Michelle Cipriani
Title:	Vice President

BANK OF MONTREAL, as a Lender

By:	/s/ Naghmeh Hashemifard
Name:	Naghmeh Hashemifard
Title:	Director

Signature Page to Fifth Amendment to Credit Agreement